AMENDED & RESTATED MANAGEMENT SERVICES AGREEMENT This Amended & Restated Management Services Agreement (this "Agreement") is entered into as of May 12, 2026 (the "Effective Date"), by and between Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation (the "Company"), and R2 Advisors, LLC a California limited liability company (the "Manager"). The Company and the Manager are sometimes referred to individually as a "Party" and collectively as the "Parties". WHEREAS, the Company and the Manager are parties to that certain Management Services Agreement, dated as of January 23, 2026 (the “Prior Agreement”); and WHEREAS, the Parties desire to amend and restate the Prior Agreement in its entirety on the terms set forth herein; WHEREAS, the Company desires to engage the Manager to provide certain corporate-level advisory services as set forth in this Agreement; WHEREAS, the Manager has experience providing corporate accounting, reporting support, and related advisory services and is willing to provide such services on the terms set forth herein; NOW, THEREFORE, in consideration of the mutual covenants and agreements herein, the Parties agree to amend and restate the Prior Agreement as follows: 1. SERVICES 1.1 Scope. The Manager shall provide the Company with the services described in Exhibit A (the “Services”). The Services are intended to be performed at the Company’s corporate level (not the investment or property level), with appropriate coordination with CBRE or the Company’s designated service providers where needed. If the Company requests Manager to perform services that are substantially out of the scope of these Services (“Out-of-Scope”), the Manager may elect to perform such services, in its discretion, for the compensation described in Section 3. 1.2 Requests and Priorities. The Company’s Chief Executive Officer (or other designated officer) will be the primary point of contact for directing the Services, setting priorities, and approving deliverables. 1.3 Exclusions. Unless separately agreed in writing, the Services do not include investment/property-level bookkeeping, valuation work, asset management, investment committee functions, or legal advice, other than coordination and information flow required for corporate reporting and filings. 2. TERM AND TERMINATION 2.1 This Agreement shall be effective as of the Effective Date and shall continue through July 12, 2026 and on a month-to-month basis thereafter, unless earlier terminated as provided herein. 2.2 Termination. Either Party may terminate this Agreement as of any time after July 12, 2026 for any reason or no reason upon thirty (30) days’ prior written notice to the other Party. In addition, this Agreement shall terminate automatically if that certain Management Services Agreement dated January 23, 2026, between Pacific Oak SOR (BVI) Holdings, Ltd. and Manager is terminated. Upon such event, all accrued and scheduled amounts through the effective termination date shall be immediately due. 2.3 Termination for Cause. Each Party may terminate this Agreement immediately upon written notice if the other party materially breaches this Agreement, such as non-payment or breaches of confidentiality, fraud, gross negligence or willful misconduct, and fails to cure such breach within ten (10) days after receiving written notice. 3. FEES; EXPENSES; PAYMENT From the Effective Date going forward, the Company shall pay the Manager $10,000.00 per month during the term of this Agreement for services performed under this Agreement, in addition to any ordinary-course out-of-pocket expenses incurred in performing the Services. All Out-of-Scope Services, if and when performed in the Manager’s discretion upon the request of the Company, shall be billed at a rate of $575.00 per hour, invoiced monthly. Nothing herein shall be construed to require the Manager to perform any Out-of-Scope Services, and the Manager shall have no obligation to perform any Out-of-Scope Services. All amounts invoiced pursuant to this Section shall be due and payable in accordance with the payment terms of this Agreement. The Manager shall invoice monthly on or around the first business day of each month. Except Out-of-Scope Services, all fees are due in advance on the 1st, unless specified in this agreement, and given a five (5) business day grace period. Out-of-Scope Services are due within five (5) business days of the invoice. Late and/or past-due amounts will accrue interest at the lesser of (a) 1.0% per month and (b) the maximum rate permitted by applicable law. Any dispute must be raised in writing within 3 business days of invoice; otherwise deemed undisputed. Company must pay the undisputed portion on time. If any undisputed amount remains unpaid more than ten (10) days after written notice of delinquency, the Manager may partially suspend performance of the Services (including high-effort deliverables) until paid, without liability. 4. RELATIONSHIP OF THE PARTIES 4.1 Independent Contractor. The Manager is an independent contractor and is not an agent, partner, joint venturer, trustee, fiduciary, or representative of the Company. Nothing in this Agreement shall be construed to create any fiduciary duty or fiduciary relationship under Delaware law (including Delaware common law and any applicable statute) or otherwise. The Manager shall have only the duties expressly set forth in this Agreement and owes no duties to the Company or any other person except as expressly stated herein. The Manager shall not have authority to bind the Company or to act for or on behalf of the Company unless the Company expressly authorizes such action in writing for a particular matter, and the Company retains all final decision-making authority. 4.2 Personnel. The Manager may use employees or subcontractors to perform the Services, provided that the Manager remains responsible for their performance and compliance with this Agreement. 4.3 Executive Officers. The provisions of Section 4.1 and 4.2 shall not apply with respect to any executive officer support described in Exhibit A; any such officers shall perform their duties to the Company in accordance with applicable law. 5. CONFIDENTIALITY; WORK PRODUCT 5.1 Confidentiality. During and after the Term, each Party shall keep confidential and not disclose the other Party’s non-public business, financial, technical, and other confidential information (“Confidential Information”), except as required to perform this Agreement, with the other Party’s consent, or as required by law or regulation. Each Party shall use at least reasonable care to protect Confidential Information. Notwithstanding the foregoing, the Manager shall have the right, without further consent, approval, or restriction, to communicate directly and freely with the Company’s affiliates, suppliers, vendors, auditors, regulators, and other third parties as the Manager reasonably determines necessary or appropriate in connection with the performance of the Services, subject only to applicable law. Additionally, the parties acknowledge that the Company has certain regulatory and other requirements as a reporting company and shall be permitted to communicate with its affiliates and others to make public filings as required under all applicable laws and no policy, instruction, or agreement with any third party shall limit or condition such right. 5.2 Compelled Disclosure. If a Party is required by law, regulation, court order, or governmental request to disclose Confidential Information, it shall (to the extent permitted) provide prompt notice to the other Party and reasonably cooperate in seeking a protective order or other appropriate remedy. 5.3 Work Product; Workpapers. Subject to the Company’s payment of all amounts due, the Company will own all final deliverables specifically created for the Company under this Agreement (“Deliverables”). The Manager may retain copies of workpapers, templates, and know-how developed or used in providing the Services, provided that the Manager continues to treat all Company confidential information as confidential. 6. INDEMNIFICATION; LIMITATION OF LIABILITY 6.1 Company Indemnity. The Company shall defend, indemnify, and hold harmless the Manager and its partners, officers, employees, affiliates, and agents from and against any third-party claims, losses, damages, liabilities, and expenses (including reasonable attorneys’ fees) arising out of or relating to the Services or this Agreement, except to the extent resulting from the Manager’s gross negligence, willful misconduct, or fraud. 6.2 Limitation of Liability. Except for (a) breaches of confidentiality, (b) fraud or willful misconduct, and (c) indemnification obligations, in no event will the Manager be liable to the Company for any indirect, consequential, special, exemplary, or punitive damages. Manager’s total aggregate liability shall not exceed fees paid in the prior two (2) months. 7. REPRESENTATIONS; COMPLIANCE 7.1 Authority. Each Party represents that it has the full right and authority to enter and perform this Agreement. 7.2 Compliance. Each Party will comply with applicable laws and regulations in performing its obligations under this Agreement. The Manager does not provide legal advice, and any governance, regulatory, or compliance support is administrative/analytical and coordinated with counsel as needed. 8. MISCELLANEOUS 8.1 Notices. All notices must be in writing and delivered by (a) personal delivery, (b) nationally recognized overnight courier, or (c) email to the notice addresses set forth below (or such other address as a Party designates by notice). Email notices are deemed received on the next business day if sent during normal business hours of the recipient and no bounce-back or undeliverable notice is received; otherwise, on the next business day after re-sent by email without bounce-back or delivered by courier. 8.2 Assignment. Neither Party may assign this Agreement without the other Party’s prior written consent. 8.3 Governing Law; Venue. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles. The Parties consent to exclusive jurisdiction and venue in the state and federal courts located in Delaware. 8.4 Entire Agreement; Amendments. This Agreement, including its Exhibits, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes and replaces in its entirety the Prior Agreement and all prior proposals and understandings. Any amendment to this Agreement must be in writing and signed by both Parties. For the avoidance of doubt, any relationship between any party (or its affiliates or principals) is separate and independent from this Agreement, and nothing herein shall be construed to create, evidence, modify, or govern any relationship, obligation, fiduciary duty, or agency with respect to the Parties, which relationships, if any, are governed exclusively by separate written agreements. 8.5 Severability. If any provision of this Agreement is held invalid or unenforceable, the remaining provisions will remain in full force and effect. 8.6 Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together will constitute one instrument. Signatures transmitted electronically (including PDF) will be deemed original signatures. [Signature Page Follows]

In Witness Whereof, the parties hereto have executed this Agreement effective as of the date and year first above written. PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC. R2 ADVISORS, LLC By: /s/ Brian Ragsdale Name: Brian Ragsdale Title: President, Chief Executive Officer and Chief Financial Officer Date: May 12, 2026 By: /s/ Ryan Schluttenhofer Name: Ryan Schluttenhofer Title: Member Date: May 12, 2026 EXHIBIT A SCOPE OF SERVICES The Services are intended to be performed at the Company’s corporate level (not the investment or property level), with appropriate coordination with CBRE or the Company’s designated service providers, where needed. (a) Corporate accounting, recordkeeping, and regulatory filings support Maintain the Company’s accounting and other corporate recordkeeping functions, including the information required to prepare and file periodic reports, tax returns, and any other required submissions, if applicable, with the IRS and U.S. Securities and Exchange Commission under Sections 13(a) and 15(d) of the US Securities Exchange Act of 1934, as amended. (b) Books and records maintenance; coordination with third parties Coordinate with CBRE, the Company’s outside accounting service provider, and other third parties that maintain investment-level or property-level information needed to support corporate reporting and filings. Oversee CBRE’s maintenance and preservation of appropriate corporate books and records in a manner that is complete, accurate, and audit ready. Company must provide timely, accurate information and access. Manager may rely on info provided by Company, including CBRE or other advisors; Manager has no duty to independently verify. (c) Tax and compliance coordination Provide tax and compliance support services at the corporate level, including coordinating with independent auditors, tax advisors, general counsel, and other consultants. Manage information requests, timelines, and deliverable tracking across advisors to support any required filings and audit readiness, as applicable. (d) Corporate cash management support Liaise on corporate cash management services in connection with the support provided by the Company’s accounting manager, CBRE (or its designee), including payment processing workflows, and cash forecasting inputs as reasonably required for corporate obligations in the normal course. (e) Insurance and risk management support Consult with the Company’s officers and the Company’s Board and assist in evaluating and coordinating adequate insurance coverage based on risk management determinations, including coordinating with brokers and counsel as needed. (f) Corporate governance support Consult with the Company’s officers and the Board regarding corporate governance structure and assist with the administrative development and maintenance of appropriate policies and procedures, coordinated with counsel as needed. (g) Executive Officer Support The Manager will provide the services of Ryan Schluttenhofer to serve as the Company’s Chief Accounting Officer, Treasurer and Secretary. In this capacity, Mr. Schluttenhofer will provide services to the Company customary with such officer titles, including, if applicable, signing the Company’s proxy statement, and shall at all times be covered by the maximum indemnification, advancement of expenses, and D&O insurance protections available to senior officers of the Company. Note: Unless separately agreed in writing, the scope does not include investment/property-level bookkeeping, valuation work, asset management, or investment committee functions, other than coordination and information flow required for corporate reporting.